UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

CLEARBRIDGE

VARIABLE EQUITY

INCOME PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio’s primary investment objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Equity Income Portfolio for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	ClearBridge Variable Equity Income Portfolio

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion

ClearBridge Variable Equity Income Portfolio	III

Investment commentary (cont’d)

per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Variable Equity Income Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio’s primary investment objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective. We believe that high-quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Our philosophy tends to focus on identifying companies that demonstrate industry leadership or that are improving their competitive position through innovation and operate in industries with attractive financial characteristics. We typically emphasize dividend paying equity securities, with a focus placed upon current dividend levels as well as dividend growth over time. The Portfolio may invest in issuers of any size.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the portfolio will consist of equity securities that pay dividends. The Portfolio may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depository receipts. The foreign issuers in which the Portfolio may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Portfolio may invest in fixed-income securities (up to 20% of the Portfolio’s net assets) when we believe such securities provide attractive income opportunities.

Currently, the Portfolio has relatively little invested in fixed income as we generally believe there are currently better opportunities in equities.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. As stocks advanced, Treasury yields dropped and commodity prices tumbled during the year in which the market focused on corporate performance, improving U.S. economic reports, the Federal Reserve Board (“Fed”)i, Mergers & Acquisitions (“M&A”) activity and escalating geopolitical tensions. Each major index posted double-digit returns, with the S&P 500 Indexii and NASDAQ Composite Indexiii gaining 13.69% and 14.83%, respectively, trailed by the Dow Jones Industrial Average (“DJIA”)iv which added 10.04%. Small-caps lagged, as measured by the Russell 2000 Indexv which was up only 4.89% during the year. Within the S&P 500 Index, the Energy sector lost 7.8% and was the only group in the red, while Health Care, Utilities and Information Technology led the advancing sectors with gains between 20% and 30%.

U.S. gross domestic product (“GDP”)vi contracted at an annualized rate of 2.1% in the first quarter of 2014 largely due to harsh weather conditions — the first economic contraction since 2011 and the worst decline in five years. However, the economy rebounded with GDP growth expanding at annualized rates of 4.6% and 5.0% in the second and third quarters of 2014, respectively, for the strongest back-to-back quarters since 2003. U.S. employers added more than 200K non-farm jobs in each month other than January 2014, and November’s 321K jobs added was the strongest gain in nearly three years. The

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	1

Portfolio overview (cont’d)

unemployment rate declined from 6.7% in December 2013 to 5.6% in December 2014.

The Fed reduced bond purchases by $10 billion each month during the year and closed out the quantitative easing program in October 2014. Throughout the year the Fed began to lay the groundwork for an eventual increase in the discount rate and the ultimate return to a more normal interest rate policy.

U.S. corporations posted impressive earnings reports in aggregate throughout the year, with the majority topping Street expectations. Additionally, several retailers announced incrementally positive outlooks for the holiday season, indicating that lower gas prices could be providing a tailwind for consumer spending heading into 2015. Meanwhile, the market saw a plethora of M&A activity as management teams took advantage of low borrowing rates and in some cases sought foreign targets to “invert” their corporations and thereby lower their tax rates. In two of the biggest domestic deals of the year, Halliburton officially agreed to acquire peer oil services company Baker Hughes for $35 billion and Actavis PLC agreed to pay nearly $66 billion for Botox-manufacturer Allergan. The slew of deals driven by tax-inversion strategies ultimately prompted the U.S. Treasury to propose regulatory changes to discourage the practice, causing AbbVie Inc. to reverse plans to acquire Ireland-based peer Shire PLC for $54 billion. Meanwhile, shares of Chinese e-commerce giant Alibaba became public in one of the largest Initial Public Offerings (“IPO”) in history, currently valued higher than $250 billion.

Overseas, violent protests in the Ukraine led to the ouster of President Viktor Yanukovych, followed by Crimean voters electing to secede from Ukraine in a snap referendum in hopes of joining the Russian Federation. Russian President Vladimir Putin officially approved this annexation in the face of denunciations from U.S. President Barack Obama and European heads of state. Separatist leaders pushed for similar referendums in Eastern Ukraine while pro-Russian militants began taking control of Ukrainian cities along the Russian border. The situation in Eastern Europe remains volatile despite attempts for a ceasefire between the Ukrainian government and rebel forces.

Oil prices moved from front and center towards the end of the year as they plunged from over $100 to $50 per barrel, the lowest level since 2008. Both the Organization of the Petroleum Exporting Countries (“OPEC”) and the International Energy Agency (“IEA”) cut their demand forecasts for 2015, while OPEC members refused to cut production to ease the global glut. Saudi Arabia also cut the price to its U.S. oil customers, reinforcing its plan to maintain market share rather than support prices.

Q. How did we respond to these changing market conditions?

A. When revisiting 2013’s year-end commentary, it strikes us that so much of what we wrote a year ago still applies. However, 2014 did bear some big economic surprises. Although we were not in the camp of those expecting significant increases in rates, we were pleasantly surprised by the actual drop in longer term rates, which fell sharply. That confounded many who expected rates to rise, and offered support for stock prices, as over a third of the stocks in the S&P 500 Index yielded more than 10-Year Treasuries. That helped drive market gains roughly twice as much as we had expected. The second great surprise of the year was the sharp collapse in oil prices. For the global economy, lower prices are a positive as they

2	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

benefit consumers and every industry save for the oil industry. For the United States, the impact of lower oil prices is more nuanced. Consumers benefit and manufacturing benefits, but the Energy industry has been a strong driver of job growth. For financial markets, moves like this one can be troublesome — as sharp, unexpected declines often unearth previously unforeseen risks. On balance, however, we judge the huge drop in prices to be a net positive for the U.S. economy.

The outlook for 2015 remains unchanged to what we discussed a year ago. We continue to worry about geopolitical factors that the markets have ignored. The instability throughout the Mideast and Russia seems to have been overshadowed by a sense of financial invulnerability stemming from central banks’ actions. Clearly, the Fed remains more concerned with potential deflation than inflation. More than five years have passed since the crisis, and it is unsettling that so much of the world economy depends on central bank actions. Rising capital markets ought to reflect strong underlying economic activity, not central bank manipulation. The very low cost of money has resulted in some excesses as the availability of cheap money enabled large amounts of leverage to be used in markets. We will be watching for signs of excess in stocks. In our opinion, we expect dividends will continue to be significant contributors to returns.

Over the year we owned what we believe to be high-quality companies with the ability to pay a rising stream of dividends, and we saw no significant reasons to change that approach during the period.

Performance review

For the twelve months ended December 31, 2014, Class I shares of ClearBridge Variable Equity Income Portfolio1 returned 13.61%. The Portfolio’s unmanaged benchmark, the Russell 3000 Value Indexvii, returned 12.70% for the same period. The Lipper Variable Equity Income Funds Category Average2 returned 9.48% over the same time frame.

Performance Snapshot as of December 31, 2014 (unaudited)
	6 months	12 months
ClearBridge Variable Equity Income Portfolio[1]:
Class I	6.03%	13.61%
Class II	5.93%	13.48%
Russell 3000 Value Index	4.39%	12.70%
Lipper Variable Equity Income Funds Category Average[2]	2.22%	9.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 69 funds for the six-month period and among the 64 funds for the twelve-month period in the Portfolio’s Lipper category.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	3

Portfolio overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class I and Class II shares were 0.82% and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio had positive returns in each economic sector other than Energy and Telecommunication Services during the reporting period. The greatest contributions to returns came from the Industrials, Financials and Information Technology (“IT”) sectors. Relative to the benchmark, overall stock selection contributed to performance, particularly within the Industrials, Consumer Discretionary and Energy sectors. In terms of sector allocation, the Portfolio’s underweight in Energy and overweight position in Utilities also contributed.

In terms of individual Portfolio holdings, leading contributors to performance for the period included Union Pacific Corp., Berkshire Hathaway Inc., UnitedHealth Group Inc., Time Warner Inc. and Microsoft Corp.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Portfolio’s overall sector allocation detracted from performance for the period. In particular, the Portfolio’s cash balance dragged on relative returns, as did the Portfolio’s overweights in Industrials and Materials and underweight in Health Care.

In terms of individual Portfolio holdings, leading detractors from performance for the period included Freeport-McMoRan Inc., General Electric Co., Exxon Mobil Corp., Honda Motor Co. Ltd.and Chevron Corp.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. Over the course of the reporting period we established a number of new positions, with some of the largest in American Express Co., Blackstone Group LP, C.H. Robinson Worldwide Inc., Amgen Inc. and Exelon Corp.

We also closed a number of existing positions, most notably American Electric Power Co. Inc., AstraZeneca PLC, Target Corp., Cisco Systems Inc. and Honda Motor Co. Ltd.

4	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

Thank you for your investment in ClearBridge Variable Equity Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 20, 2015

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2014 were: Berkshire Hathaway Inc., Class B Shares (3.3%), Exxon Mobil Corp. (2.7%), Union Pacific Corp. (2.5%), Time Warner Inc. (2.5%), 3M Co. (2.4%), American Express Co. (2.4%), Microsoft Corp. (2.4%), United Technologies Corp. (2.3%), General Electric Co. (2.3%) and Home Depot Inc. (2.2%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Industrials (17.5%), Financials (15.7%), Consumer Staples (10.6%), Information Technology (9.3%) and Health Care (9.0%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	5

Portfolio overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2014 and December 31, 2013. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	6.03%	$1,000.00	$1,060.30	0.80%	$4.15	Class I	5.00%	$1,000.00	$1,021.17	0.80%	$4.08
Class II	5.93	1,000.00	1,059.30	0.95	4.93	Class II	5.00	1,000.00	1,020.42	0.95	4.84

8	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/14	13.61%	13.48%
Five Years Ended 12/31/14	14.63	14.49
Ten Years Ended 12/31/14	N/A	6.64
Inception* through 12/31/14	6.30	—

Cumulative total returns[1]
Class I (Inception date of 4/27/07 through 12/31/14)	59.89%
Class II (12/31/04 through 12/31/14)	90.20

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception dates for Class I and Class II shares are April 27, 2007 and October 1, 2002, respectively.

10	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class II Shares of ClearBridge Variable Equity Income Portfolio vs. Russell 3000 Value Index† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class II shares of ClearBridge Variable Equity Income Portfolio on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class II shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class. Prior to November 2, 2009, the Portfolio followed different investment strategies under the name “Legg Mason Partners Variable Capital and Income Portfolio”.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	11

Schedule of investments

December 31, 2014

ClearBridge Variable Equity Income Portfolio

Security	Shares	Value
Common Stocks — 94.2%
Consumer Discretionary — 7.4%
Media — 5.2%
Comcast Corp., Special Class A Shares	148,320	$8,538,041
Time Warner Inc.	114,660	9,794,257
Walt Disney Co.	24,640	2,320,842
Total Media		20,653,140
Specialty Retail — 2.2%
Home Depot Inc.	84,260	8,844,772
Total Consumer Discretionary		29,497,912
Consumer Staples — 10.6%
Beverages — 1.8%
Anheuser-Busch InBev NV, ADR	44,330	4,979,146
PepsiCo Inc.	22,390	2,117,198
Total Beverages		7,096,344
Food & Staples Retailing — 2.9%
Costco Wholesale Corp.	24,980	3,540,915
Wal-Mart Stores Inc.	90,690	7,788,457
Total Food & Staples Retailing		11,329,372
Food Products — 2.0%
Nestle SA, ADR	110,000	8,024,500
Household Products — 3.9%
Kimberly-Clark Corp.	70,000	8,087,800
Procter & Gamble Co.	83,470	7,603,282
Total Household Products		15,691,082
Total Consumer Staples		42,141,298
Energy — 8.9%
Energy Equipment & Services — 2.1%
Schlumberger Ltd.	95,770	8,179,716
Oil, Gas & Consumable Fuels — 6.8%
Chevron Corp.	64,124	7,193,430
Exxon Mobil Corp.	115,562	10,683,707
Occidental Petroleum Corp.	29,080	2,344,139
Spectra Energy Corp.	191,460	6,949,998
Total Oil, Gas & Consumable Fuels		27,171,274
Total Energy		35,350,990
Financials — 14.1%
Capital Markets — 0.7%
BlackRock Inc.	8,000	2,860,480

See Notes to Financial Statements.

12	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

ClearBridge Variable Equity Income Portfolio

Security	Shares	Value
Consumer Finance — 2.4%
American Express Co.	103,000	$9,583,120
Diversified Financial Services — 3.3%
Berkshire Hathaway Inc., Class B Shares	87,050	13,070,558	*
Insurance — 3.7%
MetLife Inc.	145,826	7,887,728
Travelers Cos. Inc.	66,530	7,042,201
Total Insurance		14,929,929
Real Estate Investment Trusts (REITs) — 3.5%
American Tower Corp.	89,220	8,819,397
Weyerhaeuser Co.	141,060	5,062,643
Total Real Estate Investment Trusts (REITs)		13,882,040
Thrifts & Mortgage Finance — 0.5%
People’s United Financial Inc.	119,200	1,809,456
Total Financials		56,135,583
Health Care — 9.0%
Biotechnology — 1.3%
Amgen Inc.	32,820	5,227,898
Health Care Equipment & Supplies — 0.3%
Halyard Health Inc.	28,750	1,307,263	*
Health Care Providers & Services — 1.9%
UnitedHealth Group Inc.	72,850	7,364,406
Pharmaceuticals — 5.5%
Johnson & Johnson	82,310	8,607,157
Merck & Co. Inc.	98,960	5,619,938
Pfizer Inc.	247,760	7,717,724
Total Pharmaceuticals		21,944,819
Total Health Care		35,844,386
Industrials — 17.5%
Aerospace & Defense — 2.1%
Raytheon Co.	75,600	8,177,652
Air Freight & Logistics — 3.3%
C.H. Robinson Worldwide Inc.	80,700	6,043,623
United Parcel Service Inc., Class B Shares	62,090	6,902,545
Total Air Freight & Logistics		12,946,168
Commercial Services & Supplies — 1.8%
Waste Management Inc.	141,290	7,251,003
Electrical Equipment — 0.8%
Eaton Corp. PLC	45,920	3,120,723

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

ClearBridge Variable Equity Income Portfolio

Security	Shares	Value
Industrial Conglomerates — 7.0%
3M Co.	58,800	$9,662,016
General Electric Co.	357,810	9,041,859
United Technologies Corp.	80,630	9,272,450
Total Industrial Conglomerates		27,976,325
Road & Rail — 2.5%
Union Pacific Corp.	84,430	10,058,146
Total Industrials		69,530,017
Information Technology — 9.3%
Communications Equipment — 1.0%
QUALCOMM Inc.	51,410	3,821,305
Electronic Equipment, Instruments & Components — 0.5%
Corning Inc.	88,400	2,027,012
IT Services — 1.4%
Automatic Data Processing Inc.	65,730	5,479,910
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	127,800	4,637,862
Texas Instruments Inc.	40,840	2,183,511
Total Semiconductors & Semiconductor Equipment		6,821,373
Software — 3.5%
Microsoft Corp.	204,301	9,489,781
Oracle Corp.	98,850	4,445,285
Total Software		13,935,066
Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.	44,930	4,959,373
Total Information Technology		37,044,039
Materials — 6.7%
Chemicals — 4.6%
E.I. du Pont de Nemours & Co.	70,560	5,217,207
Ecolab Inc.	26,120	2,730,062
PPG Industries Inc.	26,200	6,056,130
Praxair Inc.	31,740	4,112,234
Total Chemicals		18,115,633
Metals & Mining — 0.7%
Freeport-McMoRan Inc.	112,710	2,632,906
Paper & Forest Products — 1.4%
International Paper Co.	107,630	5,766,815
Total Materials		26,515,354

See Notes to Financial Statements.

14	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

ClearBridge Variable Equity Income Portfolio

Security	Shares	Value
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 3.4%
AT&T Inc.	184,910	$6,211,127
Verizon Communications Inc.	157,165	7,352,179
Total Diversified Telecommunication Services		13,563,306
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC, Sponsored ADR	68,360	2,335,861
Total Telecommunication Services		15,899,167
Utilities — 6.7%
Electric Utilities — 2.3%
Exelon Corp.	137,150	5,085,522
NextEra Energy Inc.	38,130	4,052,838
Total Electric Utilities		9,138,360
Gas Utilities — 1.3%
UGI Corp.	135,230	5,136,035
Multi-Utilities — 3.1%
CenterPoint Energy Inc.	154,770	3,626,261
National Grid PLC	133,080	1,897,166	(a)
Wisconsin Energy Corp.	132,230	6,973,810
Total Multi-Utilities		12,497,237
Total Utilities		26,771,632
Total Common Stocks (Cost — $245,221,600)		374,730,378

	Shares/ Units
Master Limited Partnerships — 4.4%
Financials — 1.6%
Blackstone Group LP	185,000	6,258,550
Global Infrastructure — 2.8%
Brookfield Infrastructure Partners LP	163,910	6,862,912
Brookfield Renewable Energy Partners LP	36,730	1,136,059
Brookfield Renewable Energy Partners LP	99,634	3,078,723
Total Global Infrastructure		11,077,694
Total Master Limited Partnerships (Cost — $13,547,938)		17,336,244
Total Investments before Short-Term Investments (Cost — $258,769,538)		392,066,622

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

ClearBridge Variable Equity Income Portfolio

Security	Rate	Shares	Value
Short-Term Investments — 1.3%
State Street Institutional Liquid Reserves Fund, Premier Class; (Cost — $5,440,304)	0.060%	5,440,304	$5,440,304
Total Investments — 99.9% (Cost — $264,209,842#)			397,506,926
Other Assets in Excess of Liabilities — 0.1%			232,496
Total Net Assets — 100.0%			$397,739,422

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $266,663,698.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $264,209,842)	$397,506,926
Cash	129,383
Dividends and interest receivable	605,956
Receivable for Portfolio shares sold	173,235
Prepaid expenses	4,799
Total Assets	398,420,299

Liabilities:
Payable for Portfolio shares repurchased	299,259
Investment management fee payable	253,850
Service and/or distribution fees payable	37,314
Trustees’ fees payable	4,238
Foreign currency overdraft, at value (Cost — $3)	3
Accrued expenses	86,213
Total Liabilities	680,877
Total Net Assets	$397,739,422

Net Assets:
Par value (Note 7)	$249
Paid-in capital in excess of par value	314,973,012
Undistributed net investment income	1,093,821
Accumulated net realized loss on investments and foreign currency transactions	(51,624,514)
Net unrealized appreciation on investments and foreign currencies	133,296,854
Total Net Assets	$397,739,422

Shares Outstanding:
Class I	6,604,069
Class II	18,247,505

Net Asset Value:
Class I	$15.97
Class II	$16.02

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	17

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$11,991,211
Interest	4,425
Less: Foreign taxes withheld	(95,850)
Total Investment Income	11,899,786

Expenses:
Investment management fee (Note 2)	2,918,276
Service and/or distribution fees (Notes 2 and 5)	709,704
Shareholder reports	57,877
Fund accounting fees	38,997
Audit and tax fees	35,907
Trustees’ fees	31,416
Legal fees	28,934
Transfer agent fees (Note 5)	10,550
Insurance	7,654
Custody fees	4,195
Miscellaneous expenses	5,501
Total Expenses	3,849,011
Less: Fee waivers and/or expense reimbursements (Note 5)	(283,882)
Net Expenses	3,565,129
Net Investment Income	8,334,657

Realized And Unrealized Gain (loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	16,101,567
REIT distributions	146,194
Foreign currency transactions	(779)
Net Realized Gain	16,246,982
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,671,953
Foreign currencies	(1,360)
Change in Net Unrealized Appreciation (Depreciation)	24,670,593
Net Gain on Investments and Foreign Currency Transactions	40,917,575
Increase in Net Assets from Operations	$49,252,232

See Notes to Financial Statements.

18	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$8,334,657	$6,034,800
Net realized gain	16,246,982	18,306,411
Change in net unrealized appreciation (depreciation)	24,670,593	55,536,987
Increase in Net Assets from Operations	49,252,232	79,878,198

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,000,024)	(5,700,033)
Decrease in Net Assets from Distributions to Shareholders	(8,000,024)	(5,700,033)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	29,035,072	48,984,587
Reinvestment of distributions	8,000,024	5,700,033
Cost of shares repurchased	(65,647,955)	(54,353,032)
Increase (Decrease) in Net Assets from Portfolio Share Transactions	(28,612,859)	331,588
Increase in Net Assets	12,639,349	74,509,753

Net Assets:
Beginning of year	385,100,073	310,590,320
End of year*	$397,739,422	$385,100,073
*Includesundistributed net investment income of:	$1,093,821	$763,714

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.36	$11.59	$10.45	$10.01	$9.27

Income from operations:
Net investment income	0.34	0.23	0.28	0.32	0.34
Net realized and unrealized gain	1.61	2.77	1.20	0.46	0.79
Total income from operations	1.95	3.00	1.48	0.78	1.13

Less distributions from:
Net investment income	(0.34)	(0.23)	(0.34)	(0.34)	(0.39)
Total distributions	(0.34)	(0.23)	(0.34)	(0.34)	(0.39)

Net asset value, end of year	$15.97	$14.36	$11.59	$10.45	$10.01
Total return[2]	13.61%	25.94%	14.21%	7.90%	12.26%

Net assets, end of year (000s)	$105,457	$107,054	$96,726	$102,983	$82,543

Ratios to average net assets:
Gross expenses	0.81%	0.82%	0.82%	0.83%	0.88%
Net expenses[3]	0.81 [4]	0.82 [4]	0.82 [5]	0.83 [5,6]	0.88 [6]
Net investment income	2.26	1.81	2.44	3.16	3.63

Portfolio turnover rate	19%	34%	22%	47%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]

As a result of an expense limitation arrangement, effective May 1, 2011, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.88% until December 31, 2012.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00% until May 1, 2011.

See Notes to Financial Statements.

20	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.40	$11.63	$10.48	$10.04	$9.28

Income from operations:
Net investment income	0.32	0.22	0.26	0.30	0.33
Net realized and unrealized gain	1.62	2.76	1.21	0.47	0.79
Total income from operations	1.94	2.98	1.47	0.77	1.12

Less distributions from:
Net investment income	(0.32)	(0.21)	(0.32)	(0.33)	(0.36)
Total distributions	(0.32)	(0.21)	(0.32)	(0.33)	(0.36)

Net asset value, end of year	$16.02	$14.40	$11.63	$10.48	$10.04
Total return[2]	13.48%	25.68%	14.08%	7.71%	12.24%

Net assets, end of year (000s)	$292,282	$278,046	$213,864	$179,486	$170,848

Ratios to average net assets:
Gross expenses	1.06%	1.06%	1.07%	1.07%	1.13%
Net expenses[3,4]	0.96 [5]	0.96 [5]	0.97 [6]	0.97 [6,7]	1.03 [7]
Net investment income	2.10	1.66	2.30	2.94	3.50

Portfolio turnover rate	19%	34%	22%	47%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]

As a result of an expense limitation arrangement, effective May 1, 2011, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.03% until December 31, 2012.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25% until May 1, 2011.

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Equity Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

22	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	23

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Utilities	$24,874,466	$1,897,166	—	$26,771,632
Other common stocks	347,958,746	—	—	347,958,746
Master Limited Partnerships	17,336,244	—	—	17,336,244
Total long-term investments	$390,169,456	$1,897,166	—	$392,066,622
Short-term investments†	5,440,304	—	—	5,440,304
Total investments	$395,609,760	$1,897,166	—	$397,506,926

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2014, securities valued at $1,897,166 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

24	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	25

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP on REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

26	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

(k) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(I) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(4,526)	$4,526

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s sub-adviser. Western Asset Management Company (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	27

Notes to financial statements (cont’d)

portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 1.00% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$72,646,332
Sales	71,949,564

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$135,714,062
Gross unrealized depreciation	(4,870,834)
Net unrealized appreciation	$130,843,228

4. Derivative instruments and hedging activities

During the year ended December 31, 2014, the Portfolio did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the Class II shares. Service and distribution fees are accrued daily and paid monthly.

28	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees
Class I	—	$5,491
Class II	$709,704	5,059
Total	$709,704	$10,550

†	During the year ended December 31, 2014, LMIS voluntarily waived a portion of its distribution fees equal to 0.10% of the daily net assets of Class II shares of the Portfolio, resulting in a waiver of $283,882. The distribution plan fee waiver can be terminated at any time.

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class I	$2,246,895	$1,706,289
Class II	5,753,129	3,993,744
Total	$8,000,024	$5,700,033

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	984,938	$15,001,037	1,150,065	$15,182,617
Shares issued on reinvestment	141,951	2,246,895	122,681	1,706,289
Shares repurchased	(1,977,404)	(29,999,670)	(2,163,867)	(28,281,991)
Net decrease	(850,515)	$(12,751,738)	(891,121)	$(11,393,085)

Class II
Shares sold	929,668	$14,034,035	2,590,451	$33,801,970
Shares issued on reinvestment	362,479	5,753,129	286,508	3,993,744
Shares repurchased	(2,347,044)	(35,648,285)	(1,969,812)	(26,071,041)
Net increase (decrease)	(1,054,897)	$(15,861,121)	907,147	$11,724,673

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	29

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$8,000,024	$5,700,033

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$756,550
Capital loss carryforward**	(48,764,502)
Other book/tax temporary differences(a)	(68,885)
Unrealized appreciation (depreciation) (b)	130,842,998
Total accumulated earnings (losses) — net	$82,766,161

**	During the taxable year ended December 31, 2014, the Fund utilized $ 16,219,975 of its capital loss carryforward available from prior years. As of December 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(48,764,502)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in partnerships.

9. Subsequent event

At a Special Telephonic Meeting of the Board of Trustees held on February 18, 2015, the Board of Trustees approved a proposal from LMPFA, in conjunction with ClearBridge, the subadviser to the Portfolio, to change the name of the Portfolio and to revise the Portfolio’s investment objective. The proposed changes do not require a shareholder vote, but at least 60 days’ prior written notice will be provided to shareholders. It is expected that the changes to the Portfolio will become effective on or about May 1, 2015. The Portfolio is also changing its current policy to invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. Effective on or about May 1, 2015, the Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. In connection with this change in policy, the Portfolio’s name will change to “ClearBridge Variable Dividend Strategy Portfolio.”

30	ClearBridge Variable Equity Income Portfolio 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Variable Equity Income Portfolio (the “Portfolio”), a series of Legg Mason Partners Variable Equity Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Variable Equity Income Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2015

ClearBridge Variable Equity Income Portfolio 2014 Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of ClearBridge Variable Equity Income Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

32	ClearBridge Variable Equity Income Portfolio

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all equity income funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the three-year period, but performed below the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was better than the Lipper

ClearBridge Variable Equity Income Portfolio	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

category average during the third quarter and year-to-date period. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s absolute performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of ten equity income funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all equity income funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the funds in the Expense Group, but was higher

34	ClearBridge Variable Equity Income Portfolio

than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and was slightly lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets were below the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

ClearBridge Variable Equity Income Portfolio	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	ClearBridge Variable Equity Income Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Equity Income Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

ClearBridge Variable Equity Income Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

38	ClearBridge Variable Equity Income Portfolio

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Variable Equity Income Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	ClearBridge Variable Equity Income Portfolio

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

ClearBridge Variable Equity Income Portfolio	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42	ClearBridge Variable Equity Income Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	6/11/2014	12/17/2014
Payable date:	6/12/2014	12/18/2014
Ordinary income:
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	100.00%

Please retain this information for your records.

ClearBridge Variable Equity Income Portfolio	43

ClearBridge

Variable Equity Income Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

ClearBridge Variable Equity Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Equity Income Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926. (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Equity Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010727 2/15 SR15-2407

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $324,685 in December 31, 2013 and $277,943 in December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2013 and $38,259 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $51,400 in December 31, 2013 and $44,640 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015